EATON VANCE STOCK NEXTSHARES

Supplement to Statement of Additional Information (“SAI”) dated February 25, 2016 as revised February 29, 2016

EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

EATON VANCE TABS 5-TO-15 YEAR LADDERED MUNICIPAL BOND NEXTSHARES

Supplement to SAIs dated March 28, 2016

The following changes are effective immediately:

1.

The following is added to the table under “Fund Management.” in “Management and Organization” under “Noninterested Trustees”:

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	175

Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	175	None

2.

The following replaces the second footnote to the first table under “Fund Management.” in “Management and Organization”:

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennherholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

3.

The following replaces the third sentence in the first paragraph in the paragraphs below the tables under “Fund Management.” in “Management and Organization”:

The Board is currently composed of twelve Trustees, including eleven Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”).

4.

The following is added as the tenth paragraph in the paragraphs below the tables under “Fund Management.” in “Management and Organization”:

Mark R. Fetting.  Mr. Fetting has served as a member of the Eaton Vance Fund Boards since September 1, 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds (2008-2012) and Director/Trustee of the Royce family of funds (2001-2012). From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981 through 1987.

5.

The following is added as the nineteenth paragraph in the paragraphs below the tables under “Fund Management.” in “Management and Organization”:

Scott E. Wennerholm.  Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since September 1, 2016. He has over 30 years of experience in the financial services industry in various leadership and executive roles. From 2005 through 2011, Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (from 2005-2011). He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. Mr. Wennerholm currently serves as a Trustee at Wheelock College, a postsecondary institution.

6.

The following replaces the first sentence of the paragraph describing the Governance Committee under “Fund Management.” in “Management and Organization”:

Mmes. Taggart (Chairperson), Frost, Mosley, Peters and Sutherland and Messrs. Eston, Fetting, Gorman, Park, Verni and Wennerholm are members of the Governance Committee.

7.

The following replaces the first sentence of the paragraph describing the Audit Committee under “Fund Management.” in “Management and Organization”:

Messrs. Verni (Chairperson), Eston, Gorman, Park and Wennerholm are members of the Audit Committee.

8.

The following replaces the first sentence of the paragraph describing the Contract Review Committee under “Fund Management.” in “Management and Organization”:

Messrs. Eston (Chairperson), Fetting, Gorman, Park and Wennerholm and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee.

9.

The following replaces the first sentence of the paragraph describing the Portfolio Management Committee under “Fund Management.” in “Management and Organization”:

Mmes. Peters (Chairperson), Frost, Mosley and Taggart and Mr. Fetting are members of the Portfolio Management Committee.

10.

The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Fund Management.” in “Management and Organization”:

Messrs. Gorman (Chairperson), Eston, Verni and Wennerholm and Ms. Sutherland are members of the Compliance Reports and Regulatory Matters Committee.

September 1, 2016